EXHIBIT 99.1

[AmerisourceBergen logo appears here]	[Kindred logo appears here]

News Release

Contacts
For AmerisourceBergen:	For Kindred Healthcare:
Michael N. Kilpatric	Susan E. Moss
Vice President, Corporate &	Vice President of
Investor Relations	Corporate Communications
212-546-8873	212-546-8896

AMERISOURCEBERGEN AND KINDRED HEALTHCARE SIGN A LETTER OF INTENT TO

COMBINE THEIR INSTITUTIONAL PHARMACY BUSINESSES

New Company Would Be Spun Off Tax Free to Shareholders of Both Companies

New York, NY, August 07, 2006 —AmerisourceBergen Corporation (NYSE: ABC) and Kindred Healthcare, Inc. (NYSE: KND) today announced that they have signed a non-binding letter of intent to combine their respective institutional pharmacy businesses, PharMerica Long-Term Care (“PharMerica LTC”) and Kindred Pharmacy Services (“KPS”), into a new, independent, publicly traded company. The transaction is intended to be tax-free to shareholders of both AmerisourceBergen and Kindred.

The new company would be the second largest in the institutional pharmacy services market. Based upon the six months ended June 30, 2006, annualized, unaudited revenues for the new company would be approximately $1.9 billion, with a customer base of approximately 330,000 licensed beds in 41 states, and annualized unaudited earnings before interest and income taxes (“EBIT”) would be approximately $75 million. Preliminary synergy cost savings from the combination are estimated to be approximately $30 million. The combination does not include AmerisourceBergen’s workers’ compensation business, PMSI, which is reported in its PharMerica segment, nor Kindred’s hospital, nursing center or contract rehabilitation businesses.

AmerisourceBergen currently provides pharmaceutical distribution to both KPS and PharMerica LTC and under the letter of intent would continue to provide those services to the new company. Kindred would provide information systems support and some administrative support services to the new company for a period of time.

Paul J. Diaz, Kindred President and Chief Executive Officer, said, “This combination will create a national institutional pharmacy with greater scale that will allow it to compete more effectively in the marketplace, and will join two companies with the shared values of focusing on customers, employees, and patients, while at the same time unlocking greater value to our shareholders. After this transaction, Kindred will be able to more effectively focus its resources and capital on its hospital, nursing center and contract rehabilitation businesses.”

“This transaction is a huge win for patients, customers, associates, suppliers and shareholders,” said R. David Yost, AmerisourceBergen Chief Executive Officer. “It will build on the best of both organizations as the new company becomes a national force in a growing market. This move will also allow AmerisourceBergen to concentrate on its strategic focus of pharmaceutical distribution, specialty pharmaceutical distribution and related services, and other pharmaceutical supply channel services such as packaging.”

Summary of Proposed Transaction:

•	The combination is intended to be a tax-free transaction which would result in AmerisourceBergen and Kindred shareholders each holding 50 percent of the shares of the new company.

•	In connection with the transaction, PharMerica LTC and KPS will each make a one-time cash distribution, intended to be tax-free, of approximately $150 million to their respective parent companies, subject to potential adjustments at the closing of the proposed transaction.

•	PharMerica LTC and KPS will fund the distribution by borrowing approximately $150 million each for a total of $300 million of new debt. The new company will assume this debt as part of the proposed merger. This new debt would be the only long-term debt the new company assumes from the parent companies, leaving it with significant financial flexibility.

•	After the cash distribution, each of the institutional pharmacy businesses would be separately spun off to AmerisourceBergen and Kindred shareholders, to be followed immediately by a stock-for-stock merger which would result in AmerisourceBergen and Kindred shareholders each owning 50 percent of the new company.

•	Deutsche Bank Securities is acting as financial adviser to AmerisourceBergen and Lehman Brothers is acting as Kindred’s financial adviser.

•	The parties have engaged Heidrick & Struggles to conduct a national search for a chief executive officer and chief financial officer to lead the proposed new public company.

AmerisourceBergen and Kindred expect to sign a definitive agreement on or about September 30, 2006, and anticipate completion of the transaction in the first calendar quarter of 2007. In addition to entering into a definitive agreement, this transaction requires regulatory review by the Federal Trade Commission, and the Securities and Exchange Commission, and a favorable determination by the Internal Revenue Service.

Mr. Yost and Mr. Diaz added, “We are incredibly excited about the growth prospects for the new company and the great opportunities to gain additional business through organic sales and selective acquisitions. The newly created company will have ample synergy opportunities and the potential to significantly improve upon the automation of its packaging and distribution processes and the deployment of new technology offerings to its customers.”

Six Months Ended June 30, 2006 (unaudited) (dollars in millions)

	PharMerica LTC		KPS		Combined
Revenues		$609.5		$317.1	$926.6
EBIT	*$	18.0	*$	19.5	$37.5
Customer beds at end of period		234,600		95,300	329,900

*Includes the impact of allocated parent corporate expenses totaling $1.8 million for PharMerica LTC and $6.1 million for KPS.

The proposed transaction will proceed only if the parties sign a definitive agreement and if all conditions to completion, including regulatory approvals, occur. There can be no assurance that a definitive agreement will be signed or, if a definitive agreement is signed, that all conditions to completion will be met.

Conference Call

AmerisourceBergen and Kindred will hold a joint conference call to discuss the proposed transaction, today, Monday, August 7, 2006, at 8:30 a.m. Eastern Daylight Time. Participating in the conference call from AmerisourceBergen will be R. David Yost, Chief Executive Officer, and Michael D. DiCandilo, Executive Vice President and Chief Financial Officer, and from Kindred will be Paul J. Diaz, President and Chief Executive Officer and Richard A. Lechleiter, Executive Vice President and Chief Financial Officer.

To access the live conference call via telephone:

Dial in: 612-326-1027, no access code required.

To access the live webcast:

Go to the Quarterly Webcasts section on the Investor Relations page at http://www.amerisourcebergen.com or http://www.kindredhealthcare.com.

A replay of the telephone call will be available from 2:30 p.m. August 7, 2006 until 11:59 p.m. August 14, 2006. The Webcast replay will be available for 30 days.

To access the replay via telephone:

Dial in:	(800) 475-6701 from within the U.S., access code: 838558
(320) 365-3844 from outside the U.S., access code: 838558

To access the archived webcast:

Go to the Quarterly Webcasts section on the Investor Relations page at http://www.amerisourcebergen.com or http://www.kindredhealthcare.com.

About AmerisourceBergen

AmerisourceBergen (NYSE:ABC) is one of the world’s largest pharmaceutical services companies serving the United States and Canada. Servicing both pharmaceutical manufacturers and healthcare providers in the pharmaceutical supply channel, the Company provides drug distribution and related services designed to reduce costs and improve patient outcomes. AmerisourceBergen’s service solutions range from pharmacy automation and pharmaceutical packaging to pharmacy services for skilled nursing and assisted living facilities, reimbursement and pharmaceutical consulting services, and physician education. With more than $59 billion in annualized revenues, AmerisourceBergen is headquartered in Valley Forge, PA, and employs more than 13,000 people. AmerisourceBergen is ranked #27 on the Fortune 500 list. For more information, go to www.amerisourcebergen.com.

About Kindred Healthcare

Kindred Healthcare, Inc. (NYSE: KND), is a Fortune 500 healthcare services company, based in Louisville, Kentucky, with annualized revenues of $4.3 billion that provides services in 582 locations in 39 states. Kindred through its subsidiaries operates long-term acute care (LTAC) hospitals, skilled nursing centers, institutional pharmacies and a contract rehabilitation services business, Peoplefirst Rehabilitation Services, across the United States. Kindred’s 56,000 employees are committed to providing high quality patient care and outstanding customer service to become the most trusted and respected provider of healthcare services in every community we serve. For more information, go to www.kindredhealthcare.com.

AmerisourceBergen Forward-Looking Statements

This news release may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements herein include statements addressing management’s views with respect to future financial and operating results and the benefits, efficiencies and savings to be derived from the Company’s integration plan to consolidate its distribution network. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: competitive pressures; the loss of one or more key customer or supplier relationships; customer defaults or insolvencies; changes in customer mix; supplier defaults or insolvencies; changes in pharmaceutical manufacturers’ pricing and distribution policies or practices; adverse resolution of any contract or other disputes with customers (including departments and agencies of the U.S. Government) or suppliers; regulatory changes; changes in U.S. government policies (including reimbursement changes arising from the Medicare Modernization Act); declines in the amounts of market share rebates offered by pharmaceutical manufacturers to the PharMerica long-term care business, declines in the amounts of rebates that the PharMerica Long-Term Care business can retain, and/or the inability of the business to offset the rebate reductions that have already occurred or any rebate reductions that may occur in the future; fluctuations in market interest rates; operational or control issues arising from the Company’s outsourcing of information technology activities; the Pharmaceutical Distribution segment’s ability to continue to successfully transition its business model to fee-for-service; success of integration, restructuring or systems initiatives; fluctuations in the U.S. dollar – Canadian dollar exchange rate and other foreign exchange rates; economic, business, competitive and/or regulatory developments in Canada, the United Kingdom and elsewhere outside of the United States; acquisition of businesses that do not perform as we expect or that are difficult for us to integrate or control; and other economic, business, competitive, legal, regulatory and/or operational factors affecting the business of the Company generally. Certain additional factors that management believes could cause actual outcomes and results to differ materially from those described in forward-looking statements are set forth (i) elsewhere in this report, (ii) in Item 1 (Business) under the heading “Certain Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005 and elsewhere in that report and (iii) in other reports filed by the Company pursuant to the Securities Exchange Act of 1934.

Kindred Healthcare Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,”

“approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements. Statements in this press release concerning the new company’s business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, anticipated cost synergies, economies of scale and product or service line growth, together with other statements that are not historical facts, are forward-looking statements reflecting the best judgment of Kindred based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) Kindred’s and AmerisourceBergen’s ability to reach definitive agreements and the receipt of all required regulatory approvals and the satisfaction of other closing conditions to the transactions; (b) Kindred’s ability to operate pursuant to the terms of its debt obligations and its master leases with Ventas, Inc. (NYSE:VTR); (c) the risks and uncertainties arising from and related to the rent reset process, including the appraisal process, pursuant to the master leases; (d) the risks and uncertainties associated with the court action presently pending between Kindred and Ventas related to the production of Kindred’s third party appraisals prepared for the rent reset process; (e) Kindred’s ability to meet its rental and debt service obligations; (f) adverse developments with respect to Kindred’s results of operations or liquidity; (g) Kindred’s ability to attract and retain key executives and other healthcare personnel; (h) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel; (i) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (j) changes in the reimbursement rates or methods of payment from third party payors, including the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for long-term acute care hospitals, including the final Medicare payment rules issued on May 2, 2006, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for Kindred’s nursing centers; (k) national and regional economic conditions, including their effect on the availability and cost of labor, materials and other services; (l) Kindred’s ability to control costs, particularly labor and employee benefit costs; (m) Kindred’s ability to successfully pursue its development activities and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations; (n) the increase in the costs of defending and insuring against alleged professional liability claims and Kindred’s ability to predict the estimated costs related to such claims; (o) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims; (p) Kindred’s ability to successfully dispose of unprofitable facilities; and (q) Kindred’s ability to ensure and maintain an effective system of internal controls over financial reporting. Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments